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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 4, 2007 (December 31, 2006)

CADISCOR RESOURCES INC

 (Exact name of small business issuer as specified in its charter)

Québec, Canada	0-52252	N/A
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No)

1225 Gay-Lussac Street, Boucherville, Québec, J413 7KI (450) 641-0775
(Address and telephone number of registrant's principal executive offices and principal place of business

N/A
(Former name, former address and former fiscal year, if changed since last report)

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-1 2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b» [ 1 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

DOCUMENTS INCORPORATED BY REFERENCE

None

Item 8.01 Other Events- Change of the date of fiscal closing

1.

The Company was incorporated on March 6, 2006. The initial fiscal closing date fixed by the Board of Directors was March 31, 2006;

2.

The Company became a public company on August 3, 2006;

3.

The Company was registered with the U.S. Securities and Exchange Commission on December 5, 2006 pursuant to section 12(g) of the Securities Exchange Act 1934.

4.

The Company ‘s Form 10-Q-SB for the period ending September 30, 2006, dated November 6, 2006 was filed on EDGAR on November 13, 2006.

5.

Pursuant to a resolution of the Board of Directors of Cadiscor Resources Inc., the fiscal closing date is changed from March 31, 2007 to December 31, 2006 and the Company will file an annual report on Form 10-KSB within 90 days from the new fiscal closing date of December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADISCOR RESOURCES INC.

_____________________________________

 (Registrant)

Date: January 4, 2007

// (signed) Michel Bouchard

_____________________________________

(Signature) Michel Bouchard, President and CEO